UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported):	April 25, 2007

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50858	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172

(Address of principal executive offices, including ZIP code)

(414) 768-4000

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 C.F.R. §240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Bucyrus International, Inc. (the “Company”) held on April 25, 2007, the Company’s stockholders approved the Bucyrus International, Inc. Omnibus Incentive Plan 2007 (the “Omnibus Plan”). The Omnibus Plan amends and restates the Bucyrus International, Inc. 2004 Equity Incentive Plan.

The purpose of the Omnibus Plan is to better allow the Company to continue to utilize incentives to attract and retain the services of key individuals and other personnel essential to the Company’s long-term growth and financial success. The Compensation Committee of the Company’s Board of Directors administers the Omnibus Plan.

The Omnibus Plan provides that up to a maximum of 3,000,000 shares of the Company’s Class A Common Stock (subject to adjustment) are available for awards thereunder. The Omnibus Plan provides for the grant of equity based awards, including restricted stock, restricted stock units, stock options, stock appreciation rights, as well as cash awards, to directors, officers (including each of the Company’s named executive officers) and other employees, advisors and consultants who are employed by or provide services to the Company or its affiliates.

The Omnibus Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Company’s annual meeting of stockholders held on April 25, 2007.

The foregoing description of the Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)

Bucyrus International, Inc. Omnibus Incentive Plan 2007 (incorporated by reference to Appendix A to Bucyrus International, Inc.’s definitive proxy statement on Schedule 14A for the Bucyrus International, Inc. Annual Meeting of Stockholders held April 25, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

Dated: April 25, 2007	/s/Craig R. Mackus
Name: Craig R. Mackus
Title:Chief Financial Officer and Secretary

BUCYRUS INTERNATIONAL, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(10.1)

Bucyrus International, Inc. Omnibus Incentive Plan 2007 (incorporated by reference to Appendix A to Bucyrus International, Inc.’s definitive proxy statement on Schedule 14A for the Bucyrus International, Inc. Annual Meeting of Stockholders held April 25, 2007).